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                                                                   EXHIBIT 10.11

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made as of November 3, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule A hereto (each individually, a "Purchaser" and together, the "Purchasers").

     WHEREAS, it is a condition precedent to the effectiveness of the Class C Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof (the "Class C Purchase Agreement"), that the Company enter into this Registration Rights Agreement with the holders of the Class C Preferred Stock, par value $1.00 per share, of the Company (the "Class C Preferred Stock"); and

     WHEREAS, the holders of at least a majority of the Class B Preferred Stock, par value $1.00 per share, of the Company (the "Class B Preferred Stock"), purchased by the holders thereof pursuant to (i) the Class B Preferred Stock Purchase Agreement, dated as of February 14, 1992 (the "1992 Class B Agreement") and (ii) the Class B Preferred Stock Purchase Agreement, dated as of April 20, 1993 (the "1993 Class B Agreement," and together, the "Class B Purchase Agreements") have agreed to amend each of the Class B Purchase Agreements to the extent necessary to terminate all provisions therein relating to registration rights and to deem this Agreement to be an amendment and restatement of all such provisions.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. CERTAIN DEFINITIONS. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning given therefor in the Class C Purchase Agreement.

          (a) "SHARES" shall mean the shares of the Class B Preferred Stock purchased pursuant to the Class B Purchase Agreement and the shares of the Class C Preferred Stock purchased pursuant to the Class C Purchase Agreement, collectively.

          (b) "REGISTRABLE SHARES" shall mean (i) the shares of Common Stock issued or issuable upon any conversion of the Class B Preferred Stock or Class C Preferred Stock, (ii) any shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") issued or issuable upon any exercise of the Warrants issued pursuant to the Class C Purchase Agreement (the "Warrants"), (iii) any shares of Common Stock issuable to the holders of Class B Preferred Stock or Class C Preferred Stock pursuant to any preemptive rights of the holders of such Preferred Stock (unless such shares are subject to an agreement with the Company granting registration rights to the holder thereof on terms no less favorable to Holders (as defined below) than those contained herein), and (iv) any other shares of Common Stock issued with respect to the shares enumerated in clauses (i),
     (ii) and (iii) above by reason of stock dividends, stock splits, recapitalizations, reorganizations, or similar corporate action.

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     Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, or to a number or percentage of Registrable Shares held by a Holder, such reference shall include shares of Common Stock issuable upon conversion of the Shares even though such conversion has not yet been effected and shares of Common Stock issued upon exercise of the Warrants, but shall not include shares of Common Stock issuable upon exercise of the Warrants but not yet issued.

          (c) "HOLDERS" shall mean any Purchaser (in its capacity as holder of any Shares or Registrable Shares and for so long as it holds such Shares or Registrable Shares), and such of its respective successors and assigns who acquire Shares or Registrable Shares from Holders in accordance with the terms of this Agreement and who agree in writing with the Company to acquire and hold the Shares or Registrable Shares subject to all the restrictions hereof but in no event shall "Holders" include any transferee of Registrable Shares pursuant to sales made under a registration statement filed under the Securities Act.

          (d) "COMMISSION" shall mean the Securities and Exchange Commission or other successor federal agency.

          (e) "REGISTRATION EXPENSES" and "SELLING EXPENSES" shall mean the expenses so described in Section 6.

          (f) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (g) "TRANSFER" or "TRANSFERS" shall mean any pledge, sale, assignment, gift or other transfer of any Shares or Registrable Shares or any interest therein, whether or not such transfer would constitute a "SALE" as that term is defined in Section 2(3) of the Securities Act.

          (h) "OTHER HOLDERS" shall mean all holders of the Company's securities except the Holders and except the holders of Additional Registrable Securities.

          (i) "ADDITIONAL REGISTRABLE SECURITIES" shall mean (1) any shares of the capital stock of the Company that are held by persons or entities who are parties to, or assignees of a party to, an agreement (other than this Agreement) with the Company granting registration rights to such holder and that were sold pursuant to such agreement, and (2) any securities issued with respect to the capital stock referred to in clause (1) above, by reason of stock dividends, stock splits or combinations, recapitalizations, reorganizations or other similar corporate action.

     2. COMPANY ("PIGGYBACK") REGISTRATION. If (but without any obligation to do so) the Company for itself or any of its security holders shall at any time or times determine to register under the Securities Act any shares of its capital stock or other securities (other than

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(a) the registration of an offer, sale or other disposition of securities to employees of, or other persons providing services to, the Company or any subsidiary pursuant to an employee or similar benefit plan, registered on Form S-8, a comparable or successor form or another form which is used solely for the purpose of registering such plan, or exempt from registration pursuant to Regulation A or a comparable or successor rule; or (b) relating to a merger, acquisition or other transaction of the type described in Rule 145 or comparable or successor rule, registered on Form S-4 or similar or successor forms) the Company will notify each Holder of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty (20) days after the effective date of such notice, the Company will use its best efforts as soon as practicable thereafter to cause any of the Registrable Shares specified by such Holder to be included in such registration statement to the extent and under the conditions such registration is permissible under the Securities Act. Notwithstanding the foregoing, in the event the proposed registration is in whole or in part an underwritten public offering and if the managing underwriter(s) determines and advises in writing that the inclusion of some or all of the Registrable Shares of such Holders, the Additional Registrable Securities and all shares of the Company's capital stock to be offered by the Company and by Other Holders, whether originally covered by requests for registration or otherwise included, would interfere with the successful marketing of such securities, then the number of shares of capital stock otherwise to be included in the registration statement by Holders, holders of Additional Registrable Securities and Other Holders shall be reduced as follows: (i) there shall first be excluded shares proposed to be included by Other Holders; (ii) any further reduction shall be pro rata among Holders and holders of Additional Registrable Securities in the proportion of the number of shares of the Company's capital stock then owned by each, except, however, in the event of a registration initiated by Warburg Pincus Capital Company, L.P. ("Warburg") pursuant to the terms of the Stock Purchase Agreement, dated as of July 1988 between the Company and Warburg, in which case the shares of Common Stock issued or issuable upon conversion of the Class A Preferred Stock held by Warburg shall be the last to be excluded. For purposes of apportionment in the immediately preceding sentence, for any Holder which is a partnership, the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of Shares and Registrable Shares carrying registration rights owned by all entities and individuals included with such "Holder", as defined in this sentence. Any Holder whose Registrable Shares are registered shall, as a condition to participation, comply with Section 4 hereof and such other reasonable requirements as may be imposed by the managing underwriters to effect an orderly distribution of the Registrable Shares. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriters. Any Registrable Shares withdrawn from such underwriting shall be withdrawn from such registration. The Company shall be under no obligation to complete any offering of its securities described in this Section 2 and shall incur no liability to any Holder for its failure to do so. The Company shall not be obligated to offer the Holders the right to participate in more than three registrations pursuant to this Section 2.

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     3. DEMAND REGISTRATION. At any time after February 14, 1995, the Holder(s)
of at least thirty percent (30%) of the then outstanding Registrable Shares may notify the Company in writing that such Holders intend to offer or cause to be offered for sale a number of Registrable Shares which represents not less than fifteen percent (15%) of the Registrable Shares held by such Holder(s), and may request the Company to cause such Registrable Shares to be registered under the Securities Act. Such rights to request the Company to register the applicable Holders' Registrable Shares shall be available to such Holders no more than once during any consecutive twelve month period. To the extent and under the condition that such registration is permissible under the Securities Act, the Company will use its best efforts as soon as practicable after such notification and request by such Holder(s) to prepare and file a registration statement covering such Registrable Shares (together with any other Registrable Shares requested by the Holders, or the holders of Additional Registrable Securities or the Other Holders to be included in such registration pursuant to Section 2 within twenty (20) days after receipt of a notice from the Company pursuant to said Section 2). Such right to require registration shall be in addition to the rights of the Holders under Section 2, provided that no such request shall be made, or if made shall not be effective, during the period commencing with the date of notice, if any, by the Company under Section 2 of an intention to register its securities and ending three months after the earlier of the effective date of such registration or the abandonment by the Company of its intent to register such securities, and shall be available to applicable Holders on not more than two occasions (exclusive of registration statements on Form S-3 or comparable or successor form, as provided below). Except as otherwise provided in Section 6.1 hereof, any such right to require registration shall be deemed to have been used only (i) if the Holders requesting registration have at least seventy-five percent (75%) of the Registrable Shares which they have requested in good faith to be registered included in such registration statement; and (ii) upon such registration statement becoming and remaining effective in accordance with the provisions hereof. Notwithstanding the foregoing, in no event shall the Holders' right to require registration under this Section 3 be available to the applicable class of Holders on more than two occasions (exclusive of registration statements on Form S-3 or comparable or successor form, as provided below). Anything contained herein to the contrary notwithstanding, with respect to each registration requested pursuant to this
Section 3, the Company may, in its discretion, include in any registration pursuant to this Section 3 any authorized but unissued shares of Common Stock for sale by the Company or any securities for sale by Other Holders or holders of Additional Registrable Securities. However, neither the Company, the holders of Additional Registrable Securities, nor any Other Holder(s) may include any securities in any registration statement requested pursuant to this Section 3 unless in the case of an underwritten offering, the managing underwriters shall determine and advise that such inclusion will not interfere with the successful marketing of the securities to be offered by the requesting Holder(s). In the event that the managing underwriter(s) fails to approve the inclusion of any Additional Registrable Securities in any registration under this Section 3 or limits the number of shares which may be included in any registration pursuant to this Section 3, then the number of shares of capital stock otherwise to be included in the registration statement by Holders, holders of Additional Registrable Securities, other Holders and the Company shall be reduced as follows: (i) there shall first be excluded shares proposed to be included by the Company and Other Holders; (ii) any further reduction shall be pro rata among Holders and holders of Additional Registrable Securities in the proportion of the

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number of shares of the Company's Capital stock then owned by each, except, however, that the Registrable Securities of the Holders requesting such demand registration shall be the last to be excluded. For purposes of apportionment in the immediately preceding sentence, for any Holder which is a partnership, the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of Shares and Registrable Shares carrying registration rights owned by all entities and individuals included with such "Holder", as defined in this sentence. The Company shall have the privilege of postponing action under this
Section 3 for a reasonable period of time (not exceeding ninety (90) days) if the filing of such registration statement would, in the opinion of the Board of Directors of the Company, adversely affect a material financing project or a material proposed or pending acquisition, merger or other similar corporate event to which the Company is or expects to be a party.

     Further, at any time after the Company's consummation of an underwritten public offering pursuant to an effective registration statement on Form S-1 (or successor form) covering the offer and sale of its Common Stock, Holders of at least fifteen percent (15%) of the then outstanding Registrable Shares shall have the right to require the Company to file an unlimited number of registration statements on Form S-3, if available, or comparable or successor form under the Securities Act (in which case the minimum number of Registrable Shares to be covered by any such registration statement shall be such number of Registrable Shares having probable gross proceeds to the Holders of at least $l,000,000, as such probable gross proceeds are determined in good faith by the managing underwriters of the offering (or, if there is none, by the Board of Directors of the Company)); and provided, further, that such rights to request the Company to file registration statements on Form S-3 shall be available to the Holders no more than ones during any consecutive twelve (12) month period. Any registration pursuant to this Section 3 (other than registration statements on Form S-3 and other registrations in connection with distributions by Holders to their respective affiliates) shall be by means of a firm commitment underwriting managed by one or more underwriters chosen by the Company and reasonably satisfactory to the Holder exercising rights contained in this
Section 3 or if more than one such Holder is exercising such rights, reasonably satisfactory to the Holder of the greatest number of Registrable Shares requested to be included. Any Holder(s) intending to request a registration pursuant to this Section 3 shall notify all other Holders in writing of such request at least ten (10) days prior to making the request and permit each other Holder to join such request; provided, that such other Holder(s), within five
(5) days of receipt of such notification, so indicates such other Holder's intention in writing to the Holder (or Holders) from which such notification was received.

     4. CONDITIONS TO OBLIGATION TO REGISTER REGISTRABLE SHARES. As conditions to the Company's obligation hereunder to cause a registration statement to be filed or Registrable Shares to be included in a registration statement, each selling Holder shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) have agreed to convert that number of Shares or exercise that number of Warrants as is necessary so that it will have available the Registrable Shares to be included (such conversion or exercise, as the case may be, to be effective prior to or simultaneously

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with the closing of the sale of the Registrable Shares pursuant to such registration statement), (c) agree to sell its Registrable Shares on the basis provided in any underwriting arrangements, and (d) on a timely basis, complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

     5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Section 5 to use its best efforts to include any of the Registrable Shares in a registration statement filed under the Securities Act, the Company shall, as expeditiously as possible:

          5.1. Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective.

          5.2. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for not more than three months from the date of its effectiveness (plus such additional time during which any Holder must cease making offers and sales, as provided in Section 5.5) or (unless otherwise required by the Securities Act) until the Registrable Shares covered thereunder have been sold, whichever is earlier.

          5.3. Furnish to each selling Holder such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder.

          5.4. Use its best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably request, and use its best efforts to do any and all other acts and things which may be necessary or advisable so to register or qualify the Registrable Shares to enable such Holder to consummate the disposition of the Registrable Shares owned by such Holder in such jurisdictions during the period covered in Section 5.2; provided that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject.

          5.5. Notify each selling Holder of any Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result or which the prospectus contained in such registration statement, as then in effect, includes an

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     untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Holder agrees, upon receipt of such notice, forthwith to cease making offers and sales of the Registrable Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose and to return to the Company, for modification and exchange, the copies of such prospectus not theretofore delivered by such Holder; provided, that the Company shall forthwith prepare and furnish to such Holder, after securing such approvals as may be necessary, a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          5.6. Provide an institutional transfer agent for the Registrable Shares no later than the effective date of the first registration of any of such Registrable Shares under the Securities Act.

          5.7. Immediately notify all selling Holders of any stop order or similar proceeding initiated by state or federal regulatory bodies and use its best efforts to take all steps necessary to expeditiously remove such stop order or similar proceeding.

          5.8. Furnish, at the request of any Holder requesting registration of Registrable Shares pursuant to Section 3, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to Section 3, if such securities are being sold through underwriters, or, if such securities are not sold through underwriters, on the date that the registration statement with respect to such securities becomes effective: (a) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder making such request; and (b) two letters, one dated the effective date and one dated the closing date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and, if none, then to the Holder making such request.

     6. DESCRIPTION OF EXPENSES. All expenses incurred by the Company in complying with any of the foregoing provisions of this Agreement, including without limitation all federal (including Securities and Exchange Commission and National Association of Securities Dealers, Inc.) and state registration, qualification and filing fees, printing expenses, any premium involved in securing a policy or policies of registration insurance (but only if the Company in its sole discretion shall choose to secure such a policy or policies, such policy or policies to be herein referred to as "registration insurance"), fees and disbursements of counsel for the Company, and accountants fees and expenses (but excluding the compensation of

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regular employees of the Company which shall be paid in any event by the
Company), incident to or required by any such registration are herein called "Registration Expenses". Registration Expenses shall also include (a) in the case of a registration pursuant to Section 2, the reasonable fees and disbursements of one firm selected by the Holder or Holders of a majority of the Registrable Shares to be included, and serving as counsel to the selling Holder or Holders and other selling shareholders, if any, with respect to such registration and (b) in the case of a registration pursuant to Section 3 other than on Form S-3, the reasonable fees and disbursements of one firm selected by the Holder or Holders of a majority of the Registrable Shares to be included requesting such registration and serving as counsel to the selling Holder or Holders and other selling shareholders, if any, with respect to such registration. All underwriting discounts, selling commissions and transfer taxes applicable to the sale of the Registrable Shares hereunder are herein called "Selling Expenses". If the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Registration Expenses and Selling Expenses in connection with such registration shall be borne as follows:

          6.1. All Registration Expenses incurred in connection with (a) all registrations under Section 2, (b) all registrations under Section 3 (excluding the second demand registration under Section 3 and all registrations on Form S-3), and (c) securing registration insurance, shall be borne by the Company, provided that the Company shall not be required to pay any such Registration Expenses relating to a demand registration under
     Section 3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such Registration Expenses pro rata based on the number of Registrable Securities to have been registered) unless the Holders of a majority of the Registrable Securities agree to forfeit their right to as one demand registration under Section 3.

          6.2. All Registration Expenses other than those described in Section
     6.1 above and all Selling Expenses shall be borne pro rata by the Holders including shares in the registration statement in question; provided, however that if other shares of capital stock are included in such registration statement, such Registration Expenses shall be borne by the Holders pro rata with all other persons (including the Company) for whose account the securities covered by such registration statement are offered in accordance with the amount of securities being so offered for the account of each such party.

     7. INDEMNIFICATION; UNDERWRITING AGREEMENTS. In the event that the Company registers under the Securities Act any shares held by a Holder pursuant to the provisions of this Agreement:

          7.1. The Company agrees to indemnify and hold harmless such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities or expenses, joint or several, arising out of or based upon any violation of the Securities Act, the Securities Exchange Act of 1934, as amended, any rules and regulations promulgated thereunder or any untrue statement or alleged untrue statement of a material fact in any related registration statements prospectus, offering circular notification or other document or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon a statement in writing furnished by or on behalf of the Holder or any other Holder for inclusion therein or an omission or failure by any such Holder to furnish any statement with respect to such Holder required to be included therein. Promptly after receipt by any Holder or any person controlling such Holder of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, receipt of such notice and the Holder's reasonable cooperation, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder or controlling person, as the case may be, and the payment of expenses and such counsel's fees) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such Holder or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company or unless the Holder shall have in good faith reasonably concluded that there may be a conflict of interest between the Company and the Holder in the conduct of the defense of the action. In connection with any offering under this Agreement which is to be underwritten, the Company further agrees to enter into an underwriting agreement in usual and standard form respecting such offering; provided that the terms of such underwriting agreement shall not be inconsistent or conflict with the provisions of this Agreement.

          7.2. The obligations of the Company under Section 2 and Section 3 are subject to the following conditions, which each such Holder hereby agrees to fulfill: (a) that each Holder whose Registrable Shares are to be included in any registration or qualification ,referred to in this Agreement agrees, in writing, prior to the filing of such registration or qualification, and hereby does agree to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the securities Act and the officers and directors of the Company, against any and all losses, claims, damages, liabilities or expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus, offering circular, notification or other document or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to statements or omissions made in reliance upon a statement in writing furnished by or on behalf of such Holder for inclusion therein and with reference to statements or omissions made in reliance upon an omission or failure by such Holder to furnish any statement with respect- to such Holder required to be included therein; provided that (i) the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Holder whose Registrable Shares are so included, to an amount equal to the net proceeds (A) actually received by such Holder from the sale of the Registrable Shares effected pursuant to such registration or (B) which would have been received had the sale of Registrable Shares pursuant to such registration occurred and (ii) if such registration or qualification relates to an offering which is to be underwritten, that such Holder enters into an underwriting agreement in usual and standard form respecting such offering; provided that the terms of such underwriting agreement shall not be inconsistent or conflict with the provisions of this Agreement. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder the Company will notify such Holder in writing of the commencement thereof, and such Holder shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company, and the payment of expenses and such counsel's fees) insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder. The Company and each such director, officer, or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such Holder unless employment of such counsel has been specifically authorized by such Holder or unless an indemnified party shall have in good faith reasonably concluded that there may be a conflict of interest between the indemnified party and the Holder in the conduct of the defense of the action.

          7.3. A party required to indemnify another party pursuant to this
     Section 7 (an "Indemnifying Party") shall not be liable for any settlement of any action or claim relating to such liability or expense effected without its consent, but if any settlement is effected with its consent or if a final judgment for the plaintiff is entered in any such action, such Indemnifying Party agrees to indemnify and hold harmless the party so indemnified (the "Indemnified Party") from and against any loss or liability by reason of any such settlement or judgment. The Indemnifying Party shall indemnify the Indemnified Party for expenses, including but not limited to reasonable fees and disbursements of counsel, incurred by the indemnified party in connection with the indemnification proceeding as such expenses are incurred.

     8. REGISTRATION UNDER THE SECURITIES EXCHANGE ACT. Within one hundred twenty (120) days following the end of the fiscal year of the Company in which it consummates its initial sale of shares pursuant to a registration statement under the Securities Act, whether or not such sale constitutes the Initial Public Offering (as defined in the Class C Purchase Agreement), the Company will cause an effective registration with respect to its Common Stock to be filed and maintained in accordance with the provisions of the Securities Exchange Act of 1934 if the same is then required.

     9. TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Holders under this Agreement may be transferred to any transferee of Shares or Registrable Shares who acquires at least five percent (5%) in the aggregate of the Shares of such Holder or an equivalent amount of Registrable Shares issued upon conversion thereof. Each such transferee shall be deemed to be Holder of Registrable Shares for purposes of this Agreement.

     10. MERGERS, ETC. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which such Holders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization and other securities to which they subsequently give rise; provided, that this
Section 10 shall not apply if the Holders shall receive, pursuant to such merger, consolidation or reorganization, in exchange for the Registrable Shares,
(a) registered securities listed on the New York Stock Exchange or the American Stock Exchange, or with respect to which prices are reported by the National Association of Securities Dealers Automated Quotation System, Inc. or (b) registration and related rights on terms no less favorable to the Holders than those contained in this Agreement and no less favorable to the Holders than any other shareholder of the Company receives in connection with such merger, consolidation or reorganization.

     11. LIMITATIONS ON REGISTRATION RIGHTS GRANTED WITH RESPECT TO OTHER SECURITIES. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Shares, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company or the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, except for such rights (including required registration rights similar to those contained in Section 3 hereof) which are no more favorable to the holders thereof than the rights of the Holders contained in this Agreement. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the provisions of this Agreement and with the rights of the Holders provided in this Agreement.

     12. MARKET STAND-OFF. Each Holder agrees, if requested by the Company and/or the representative of the underwriters underwriting an offering of the Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Registrable Shares held by such Holder during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided, that (i) the directors and officers of the Company, and (ii) all Other Holders and holders of Additional Registrable Securities that are participating as selling holders in the underwriting, enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such representative. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     13. TERMINATION OF REGISTRATION RIGHTS. The registration rights granted to the Holders pursuant to this Agreement shall terminate as to any Holder at such time as such Holder may sell all Registrable Securities held by or as issuable to such Holder under Rule

144 (other than Rule 144(k), or any successor to Rule 144, in any two successive three-month periods.

     14. TERMINATION OF REGISTRATION RIGHTS PROVISIONS OF CLASS STOCK PURCHASE AGREEMENTS. The holders of the Class B Preferred Stock listed on the signature pages hereof, by executing this Agreement in their capacity as holders of Class B Preferred Stock, do hereby vote as a class to terminate Section 8 of the 1992 Class B Agreement and Section 9 of the 1993 Class B Agreement (insofar as such latter Section 8 relates to registration rights), both of which sections shall be of no further force and effect, and do hereby consent and agree that this Agreement amends and restates the registration rights of the holders of the Class B Preferred Stock previously set forth in the Class B Purchase Agreements, and do hereby vote and consent to make all holders of Class B Preferred Stock, as a class, party to this Agreement and bound hereby.

     15. EFFECTIVENESS OF WARBURG REGISTRATION RIGHTS. The registration rights granted to Warburg pursuant to paragraph five of the Stock Purchase Agreement dated July, 1988 between the Company and Warburg (the "1988 Agreements") shall remain in full force and effect, provided that the provisions of this Agreement shall govern all Registrable Shares (as defined herein) of Warburg, and provided further that the "Market Stand-off" provisions of paragraph 5.9 of the 1988 Agreement shall be amended to restate the ninety day standstill period to one hundred eighty (180) days.

     16. MISCELLANEOUS.

          16.1. ENTIRE AGREEMENT; SUCCESSORS. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and commitments of the parties relating thereto except as otherwise set forth in Section 15 hereof. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto subject to any restrictions on assignment stated herein.

          16.2. NOTICES. Except as otherwise specifically provided herein, all notices, requests, demands, and other communications hereunder shall be in writing and shall be personally delivered or given by prepaid nationally-recognized overnight courier service or by prepaid certified or registered mail, return receipt requested, or by prepaid telegram, addressed as follows:

                (a) if to the Holders:

                    To the Purchasers shown on Schedule A and to the address of the holders of the Class B Preferred Stock on record with the Company with a copy to:

                    Hale and Dorr
                    60 State Street
                    Boston, MA 02109
                    Attention: John Burgess, Esq.

                (b) if to the Company:

                    Transkaryotic Therapies, Inc.
                    195 Albany Street
                    Cambridge, MA 02139
                    Attention: Chief Executive Officer

                    with a copy to:

                    Bingham, Dana & Gould
                    150 Federal Street
                    Boston, MA 02110
                    Attention: Leslie H. Shapiro, Esq.

or to such other address as shall have been designated in writing by any party pursuant hereto. All notices, requests, demands and other communications hereunder shall be effective on the earlier of (i) actual receipt (ii) five (5) business days after deposit in the U.S. mails or delivery to a nationally-recognized courier service in accordance with this Section.

          16.3. AMENDMENTS; WAIVERS. Changes in or additions to this Agreement may be made by written document executed by the Company and the holders of at least fifty-one percent in the aggregate number of shares of Common Stock issued or issuable upon conversion of the Shares. The holders of fifty-one percent (51%) in the aggregate of the Shares then held by Holders may, by written instrument, waive compliance by the Company with any of the provisions of this Agreement. Notwithstanding the foregoing, no course of dealing or delay on the part of the Holders in exercising any right shall operate as a waiver thereof or otherwise prejudice the rights of the Holders.

          16.4. GOVERNING LAW. This Agreement shall be construed and enforced as a contract under seal in accordance with, and the rights of the parties hereunder shall be governed by, the internal laws of the Commonwealth of Massachusetts.

          16.5. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which together shall constitute one and the same document. The headings herein are for convenience of reference only and shall not affect the construction of this Agreement. The invalidity or unenforceability of any provision hereof shall not affect the validity or unenforceability of any other provision.

     SIGNED, SEALED AND DELIVERED, as of the date first written above by the parties hereto.

                                   COMPANY:
                                   -------

                                   TRANSTARYOTIC THERAPIES, INC.

                                   By:  /s/ K. Michael Forrest
                                        --------------------------------

                                        Title:  President and CEO
                                                -------------------------


                                   PURCHASERS:
                                   ----------

                                   WARBURG PINCUS CAPITAL COMPANY,
                                   L.P.
                                        (312,500 units)

                                   By:  Warburg Pincus & Co.,
                                        General Partner

                                   By:  /s/ R. W. Moorhead
                                        ---------------------------------

                                        Title:  Managing Director
                                                -------------------------


                                   TKT PARTNERS LIMITED PARTNERSHIP
                                        (62,500 units)

                                   By:  Medical Portfolio Management, Inc.,
                                        as General Partner

                                   By:  /s/ P.T. Henney
                                        ---------------------------------

                                        Title:  Executive Vice President
                                                -------------------------


                                   /s/ Alejandro Zaffaroni
                                   --------------------------------------
                                   Alejandro Zaffaroni, Ph.D.
                                        (12,500 units)


                                   H&Q HEALTHCARE INVESTORS**
                                        (12,500 units)


                                   By:  /s/ Kimberley L. Carroll
                                        ---------------------------------

                                        Title:  Treasurer
                                                -------------------------

     **LIMITATION OF LIABILITY. The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated April 21, 1987, as amended. All persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Healthcare Investors.


                                   H&Q LIFE SCIENCES INVESTORS***
                                        (6,250 units)


                                   By:  /s/ Kimberley L. Carroll
                                        ---------------------------------

                                        Title:  Treasurer
                                                -------------------------


     ***LIMITATION OF LIABILITY. The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended. All persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Life Sciences Investors.

                                   HUGO de NEUFVILLE & JOHN P.
                                   de NEUFVILLE, TTEES, UAD 7/01/92, HUGO
                                   de NEUFVILLE REVOCABLE TRUST
                                        (6,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------


                                   MARGARET W. de NEUFVILLE & JOHN P.
                                   de NEUFVILLE, TTEES, UAD 7/1/92,
                                   MARGARET W. de NEUFVILLE REVOCABLE
                                   TRUST
                                        (6,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------

                                   JOHN P. de NEUFVILLE & MELY RAHN,
                                   TTEES, UAD 4/13/70, FBO CAROL
                                   de NEUFVILLE
                                        (3,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------


                                   JOHN P. de NEUFVILLE & MELY RAHN,
                                   TRUSTEES, UA DTD 12/23/76, FBO DAVID T.
                                   de NEUFVILLE
                                        (6,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------


                                   JOHN P. de NEUFVILLE & MELY RAHN,
                                   TRUSTEES, UAD 12/23/76, FBO JOHN
                                   HOWARD de NEUFVILLE
                                        (3,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------


                                   JOHN P. de NEUFVILLE & MELY RAHN,
                                   TRUSTEES, U/A DATED 12/23/76, FBO
                                   JOHN P. de NEUFVILLE
                                        (6,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------

                                   JOHN P. de NEUFVILLE & MELY RAHN,
                                   TTEES, UAD 4/13/70, FBO PETER BAYON
                                   de NEUFVILLE
                                        (3,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------


                                   JOHN P. de NEUFVILLE & MELY RAHN,
                                   TTEES, UAD 4/13/70, FBO SUSAN
                                   de NEUFVILLE
                                        (3,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------


                                   JOHN P. de NEUFVILLE & MELY RAHN,
                                   TTEES, UAD 12/2/70, FBO THOMAS PIKE
                                   de NEUFVILLE
                                        (3,500 units)


                                   By:  /s/ John P. de Neufville
                                        ---------------------------------

                                        Title:  Trustee
                                                -------------------------



                                   --------------------------------------
                                   John W. Jackson (3,000 units)



                                   TAB PRODUCTS CO. PENSION PLAN
                                        (4,500 units)

                                   By:                    *
                                        ---------------------------------

                                   TEMPLE INLAND MASTER TRUST
                                        (25,000 units)

                                   By:                   *
                                        ---------------------------------


                                   *By: BEA ASSOCIATES,
                                        Attorney-in-Fact


                                        By: /s/ Albert L. Zesiger
                                            -----------------------------

                                        Title:  Managing Director
                                                -------------------------


                                   ARTHUR D. LITTLE EMPLOYEE
                                   INVESTMENT PLAN
                                        (22,000 units)

                                   By:                   #
                                        ---------------------------------


                                   #By: BEA ASSOCIATES,
                                        as Investment Advisor


                                        By: /s/ Albert L. Zesiger
                                            -----------------------------

                                        Title:  Managing Director
                                                -------------------------

                                   CLASS B PREFERRED STOCKHOLDERS:
                                   ------------------------------

                                   WARBURG PINCUS CAPITAL COMPANY,
                                   L.P.
                                        (21,359 shares)

                                   By:  Warburg Pincus & Co.,
                                        General Partner

                                   By:  /s/ R. W. Moorhead
                                        ---------------------------------

                                        Title:  Managing Director
                                                -------------------------


                                   H&Q HEALTHCARE INVESTORS**
                                        (3,268 units)


                                   By:  /s/ Kimberley L. Carroll
                                        ---------------------------------

                                        Title:  Treasurer
                                                -------------------------

     **LIMITATION OF LIABILITY. The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated April 21, 1987, as amended. All persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Healthcare Investors.

                                   H&Q LIFE SCIENCES INVESTORS***
                                            (1,500 units)


                                   By:  /s/ Kimberley L. Carroll
                                        ---------------------------------

                                        Title:  Treasurer
                                                -------------------------

     ***LIMITATION OF LIABILITY. The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended. All persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Life Sciences Investors.

                                   /s/ Alejandro Zaffaroni
                                   --------------------------------------
                                   Alejandro Zaffaroni, Ph.D. (688 shares)

                   Amendment to Registration Rights Agreement

     This Amendment to the Registration Rights Agreement dated as of November 3, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company"), and the Purchasers listed on Schedule A thereto, as amended by the Consent and Amendment dated as of November 18, 1993 (the "Registration Rights Agreement") is dated as of May 18, 1994 (the "Amendment") by and among the Company, Marion Merrell Dow Inc., a Delaware corporation ("MMD"), and the holders (the "Holders") of at least 51% of the Registrable Shares, as such term is defined in the Registration Rights Agreement.

     WHEREAS, pursuant to the Registration Rights Agreement, the Company has granted certain registration rights to the Holders (the "Registration Rights"); and

     WHEREAS, in connection with the purchase of shares of the Company's Class D Preferred Stock, $1.00 par value per share (the "Class D Preferred Stock") by MMD, the Company and the Holders desire to amend the Registration Rights Agreement to include the Class D Preferred Stock purchased by MMD as Registrable Shares under the Registration Rights Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1    AMENDMENT OF REGISTRATION RIGHTS AGREEMENT. The Registration Rights
Agreement is hereby amended as follows:

     1.1 The term "Registrable Shares", as defined in Section 1(b) of the Registration Rights Agreement, is hereby amended to include (i) any shares of Common Stock, $.01 par value per share, of the Company issued or issuable upon any Conversion of the Class D Preferred Stock, (ii) any shares of Common Stock issuable to the holder of Class D Preferred Stock pursuant to any preemptive rights of the holder of such Class D Preferred Stock (unless such shares are subject to an agreement with the Company granting registration rights to the holder thereof on terms no less favorable to Holders (as defined in the Registration Rights Agreement) than those contained in the Registration Rights Agreement and (iii) any other shares of Common Stock issued with respect to the shares enumerated in clauses (i) and (ii) above by reason of stock dividends, stock splits, recapitalizations, reorganization, or similar corporate action.

     1.2 Section 1(c) of the Registration Rights Agreement, is hereby deleted in its entirety and the following is substituted therefor:

          (c) "HOLDERS" shall mean Marion Merrell Dow Inc. and any Purchaser (each, in its capacity as holder of any Shares or Registrable Shares and for so long as it holds such Shares or Registrable Shares), and such of its respective successors and assigns who acquire Shares or Registrable Shares from Holders in accordance with the terms of this Agreement and who agree in writing with the Company to acquire and hold the Shares or Registrable Shares subject to all the restrictions hereof but in no event shall "HOLDERS" include any transferee of Regitrable Shares pursuant to sales made under a registration statement filed under the Securities Act.

     1.3 Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.

2    MISCELLANEOUS.

     2.1 NOTICES. Except as otherwise specifically provided herein, all notices, requests, demands, and other communications hereunder shall be delivered personally or by facsimile (and promptly confirmed by telephone, personal delivery or courier) or given by prepaid nationally-recognized overnight courier service or by prepaid certified or registered mail, return receipt requested, or by prepaid telegram, addressed as follows:

     (a) if to MMD:

             Marion Merrell Dow Inc.
             9300 Ward Parkway, P.O. Box 8480
             Kansas City, Missouri 64114-0480
             Attention:  General Counsel
             Telephone:  (816) 966-4000
             Telecopy:   (816) 966-3805

     with copies to:

             Shook, Hardy & Bacon P.C.
             One Kansas City Place
             1200 Main Street
             Kansas City, Missouri 64105
             Attention:  Randall B. Sunberg, Esq.
             Telephone:  (816) 474-6550
             Telecopy:   (816) 421-5547

     (b) if to the Company:

             Transkaryotic Therapies, Inc.
             195 Albany Street
             Cambridge, Massachusetts 02139
             Attention:  Chief Executive Officer
             Telephone:  (617) 349-0200
             Telecopy:   (617)
     with a copy to:

             Palmer & Dodge
             One Beacon Street
             Boston, Massachusetts 02108
             Attention:  Peter Wirth, Esq.
             Telephone:  (617) 573-0100
             Telecopy:   (617) 227-4420

     (c) if to the Holders:

             at the addresses indicated in the Registration Rights Agreement or to such other address as shall have been designated in writing by any party pursuant hereto. All notices, requests, demands and other communications hereunder shall be effective on the earlier of (i) actual receipt, with telephonic confirmation in the case of a facsimile, and (ii) three (3) business days after deposit in the U.S. mails or delivery to a nationally-recognized overnight courier service in accordance with this Section.

     2.2 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

     2.3 HEADINGS. The headings contained in this Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Amendment.

     2.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company, the Holders and MMD have each caused this Amendment to Registration Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                      TRANSKARYOTIC THERAPIES, INC.


                                       /s/ K. Michael Forrest
                                      ----------------------------------
                                      By:
                                      Its: President and CEO


                                      MARION MERRELL DOW INC.


                                       /s/ Terry J. Shelton
                                      ----------------------------------
                                      By:
                                      Its: V.P., Licensing and Business
                                           Development


                                      HOLDERS


                                      WARBURG PINCUS CAPITAL COMPANY, L.P.


                                      By: Warburg Pincus & Co., General Partner


                                      By: /s/ James E. Thomas
                                         -------------------------------

                                      Title: Partner


                                      H&Q HEALTHCARE INVESTORS


                                      By: /s/ Kimberley L. Carroll
                                         -------------------------------

                                      Title: Treasurer

                                      H&Q LIFE SCIENCES INVESTORS


                                      By: /s/ Kimberley L. Carroll
                                         -------------------------------

                                      Title: Treasurer


                                      TAB PRODUCTS CO. PENSION PLAN

                                      By: BEA Associates, Attorney-in-Fact


                                      By: /s/ Albert L. Zesiger
                                         -------------------------------

                                      Title: Managing Director


                                      TEMPLE INLAND MASTER TRUST

                                      By: BEA Associates, Attorney-in-Fact


                                      By: /s/ Albert L. Zesiger
                                         -------------------------------

                                      Title: Managing Director


                                      ARTHUR D. LITTLE EMPLOYEE
                                      INVESTMENT PLAN

                                      By: BEA Associates, as Investment Advisor


                                      By: /s/ Albert L. Zesiger
                                         -------------------------------

                                      Title: Managing Director

                                      KTK PARTNERS LIMITED PARTNERSHIP

                                      By: Medical Portfolio Management, Inc., as
                                          General Partner


                                      By: /s/ Ansbert Gadicke
                                         -------------------------------

                                      Title: Managing Director

                Second Amendment to Registration Rights Agreement

     This Second Amendment to the Registration Rights Agreement dated as of November 3, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company"), and the Purchasers listed on Schedule A thereto, as amended by the Consent and Amendment dated as of November 18, 1993 and as further amended by the Amendment to Registration Rights Agreement dated as of May 18, 1994 (the "Registration Rights Agreement"), is dated as of March 1, 1995 (the "Second Amendment") by and among the Company and the holders (the "Holders") of at least 51% of the Registrable Shares, as such term is defined in the Registration Rights Agreement.

     WHEREAS, pursuant to the Registration Rights Agreement, the Company has granted certain registration rights to the Holders (the "Registration Rights"); and

     WHEREAS, in connection with the purchase of shares of the Company's Class E Preferred Stock, $1.00 par value per share (the "Class E Preferred Stock") by Marion Merrell Dow Inc. ("MMD") the Company and the Holders desire to amend the Registration Rights Agreement to include the Class E Preferred Stock purchased by MMD as Registrable Shares under the Registration Rights Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1    AMENDMENT OF REGISTRATION RIGHTS AGREEMENT. The Registration Rights
Agreement is hereby amended as follows:

     1.1 Section 1(a) of the Registration Rights Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

     "SHARES" shall mean the shares of Class B Preferred Stock purchased pursuant to the Class B Purchase Agreement, the shares of Class C Preferred Stock purchased pursuant to the Class C Purchase Agreement, the shares of Class D Preferred Stock purchased pursuant to the Class D Purchase Agreement and the shares of Class E Preferred Stock purchased pursuant to the Class E Preferred Stock Purchase Agreement, collectively.

     1.2 The term "Registrable Shares", as defined in Section 1(b) of the Registration Rights Agreement, is hereby amended to include (i) any shares of Common Stock, $.01 par value per share, of the Company issued or issuable upon any Conversion of the Class E Preferred Stock, (ii) any shares of Common Stock issuable to the holder of Class E Preferred Stock pursuant to any preemptive rights of the holder of such Class E Preferred Stock (unless such shares are subject to an agreement with the Company granting registration rights to the holder thereof on terms no less favorable to the Holders (as defined in the Registration Rights Agreement) than those contained in the Registration Rights Agreement) and (iii) any other shares of Common Stock issued with respect to the shares enumerated in clauses (i) and (ii) above by reason of stock dividends, stock splits, recapitalizations, reorganization, or similar corporate action.

     1.3 Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.

2    MISCELLANEOUS.

     2.1 GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

     2.2 HEADINGS. The headings contained in this Second Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Second Amendment.

     2.3 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company and the Holders have each caused this Second Amendment to Registration Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                      TRANSKARYOTIC THERAPIES, INC.


                                       /s/ Richard F. Selden
                                      ------------------------------------
                                      By:
                                      Its: President and CEO


                                      HOLDERS


                                      MARION MERRELL DOW INC.


                                       /s/ Terry J. Shelton
                                      ------------------------------------
                                      By:
                                      Its: V.P.


                                      WARBURG PINCUS CAPITAL COMPANY, LP


                                      By: Warburg Pincus & Co., General Partner


                                      By: /s/ James E. Thomas
                                         ---------------------------------

                                      Title: Managing Director


                                      H&Q HEALTHCARE INVESTORS


                                      By: /s/ Alan Carr
                                         ---------------------------------

                                      Title: President

                                      H&Q LIFE SCIENCES INVESTORS

                                      By: /s/ Alan Carr
                                         ---------------------------------

                                      Title: President


                                      TAB PRODUCTS CO. PENSION PLAN

                                      By: BEA Associates, Attorney-in-Fact


                                      By: /s/ Albert L. Zesiger
                                         ---------------------------------

                                      Title: Managing Director


                                      TEMPLE INLAND MASTER TRUST

                                      By: BEA Associates, Attorney-in-Fact


                                      By: /s/ Albert L. Zesiger
                                         ---------------------------------

                                      Title: Managing Director


                                      ARTHUR D. LITTLE EMPLOYEE
                                      INVESTMENT PLAN

                                      By: BEA Associates, as Investment Advisor


                                      By: /s/ Albert L. Zesiger
                                         ---------------------------------

                                      Title: Managing Director

                                      KTK PARTNERS LIMITED PARTNERSHIP

                                      By: Medical Portfolio Management, Inc., as
                                          General Partner


                                      By: /s/ A.S. Gadicke
                                         ---------------------------------

                                      Title: President

                Third Amendment to Registration Rights Agreement

     This Third Amendment to the Registration Rights Agreement dated as of November 3, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "COMPANY"), and the Purchasers listed on Schedule A thereto, as amended by the Consent and Amendment dated as of November 18, 1993 and as further amended by the Amendment to Registration Rights Agreement dated as of May 18, 1994 and the Second Amendment to the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), is dated as of October 26, 1995 (the "THIRD AMENDMENT") by and among the Company and the holders (the "HOLDERS") of at least 51% of the Registrable Shares, as such term is defined in the Registration Rights Agreement.

     WHEREAS, pursuant to the Registration Rights Agreement, the Company has granted certain registration rights to the Holders (the "REGISTRATION RIGHTS"); and

     WHEREAS, in connection with the purchase of shares of the Company's Class F Preferred Stock, $1.00 par value per share (the "CLASS F PREFERRED STOCK") by the Purchasers (the "PURCHASERS") listed on SCHEDULE A thereto, the Company and the Holders desire to amend the Registration Rights Agreement to include the Class F Preferred Stock purchased by the Purchasers as Registrable Shares under the Registration Rights Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1    AMENDMENT OF REGISTRATION RIGHTS AGREEMENT. The Registration Rights
Agreement is hereby amended as follows:

     1.1 Section 1(a) of the Registration Rights Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

     "SHARES" shall mean the shares of Class B Preferred Stock purchased pursuant to the Class B Purchase Agreement, the shares of Class C Preferred Stock purchased pursuant to the Class C Purchase Agreement, the shares of Class D Preferred Stock purchased pursuant to the Class D Purchase Agreement, the shares of Class E Preferred Stock purchased pursuant to the Class E Preferred Stock Purchase Agreement and the shares of Class F Preferred Stock purchased pursuant to the Class F Preferred Stock Purchase Agreement, collectively.

     1.2 The term "REGISTRABLE SHARES", as defined in Section 1(b) of the Registration Rights Agreement, is hereby amended to include (i) any shares of Common Stock, $.01 par value per share, of the Company issued or issuable upon any Conversion of the Class F Preferred Stock, (ii) any shares of Common Stock issuable to the holder of Class F Preferred Stock pursuant to any preemptive rights of the holder of such Class F Preferred Stock (unless such shares are subject to an agreement with the Company granting registration rights to the holder thereof on terms no less favorable to the Holders (as defined in the Registration Rights Agreement) than those contained in the Registration Rights Agreement) and (iii) any other shares of Common Stock issued with respect to the shares enumerated in clauses (i) and (ii) above by reason of stock dividends, stock splits, recapitalizations, reorganization, or similar corporate action.

     1.3 Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.

2    MISCELLANEOUS.

     2.1 GOVERNING LAW. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

     2.2 HEADINGS. The headings contained in this Third Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Third Amendment.

     2.3 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company, the Holders and the Purchasers have each caused this Third Amendment to Registration Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                     TRANSKARYOTIC THERAPIES, INC.


                                      /s/ Richard F. Selden
                                     ----------------------------------
                                     By:
                                     Its: President and CEO


                                     HOLDERS


                                     HOECHST MARION ROUSSEL, INC.


                                      /s/ Terry J. Shelton
                                     ----------------------------------
                                     By:
                                     Its: V.P.


                                     WARBURG PINCUS CAPITAL COMPANY, LP


                                     By: Warburg Pincus & Co., General Partner

                                     By: /s/ James E. Thomas
                                        -------------------------------

                                     Title: Partner


                                     H&Q HEALTHCARE INVESTORS


                                     By: /s/ Alan Carr
                                        -------------------------------

                                     Title: President

                                     H&Q LIFE SCIENCES INVESTORS


                                     By: /s/ Alan Carr
                                        -------------------------------

                                     Title: President


                                     TAB PRODUCTS CO. PENSION PLAN

                                     By: BEA Associates, Attorney-in-Fact


                                     By: /s/ Michael E. Guarasici
                                        -------------------------------

                                     Title: V.P. Finance


                                     TEMPLE INLAND MASTER TRUST

                                     By: BEA Associates, Attorney-in-Fact


                                     By: /s/ Michael E. Guarasici
                                        -------------------------------

                                     Title: V.P. Finance


                                     ARTHUR D. LITTLE EMPLOYEE
                                     INVESTMENT PLAN

                                     By: Zesiger Capital Group, Attorney-in-Fact


                                     By: /s/ Mary Estabil
                                        -------------------------------

                                     Title: Private Placement Administrator

                                     KTK PARTNERS LIMITED PARTNERSHIP

                                     By: Medical Portfolio Management, Inc., as
                                         General Partner


                                     By: /s/ A.S. Gadicke
                                        -------------------------------

                                     Title: President


                                     AUDA SECURITIES GmbH


                                     By: /s/ Marcel Giacommetti
                                        -------------------------------

                                     Title:
                                           ----------------------------



                                     /s/ F. Burda  /s/ M. Bacher
                                     ----------------------------------
                                     Franz Burda
                                     Frieder Burda


                                     HANSEATIC CORPORATION

                                     By: /s/ Paul Biddleman
                                        -------------------------------

                                     Title: Treasurer


                                     /s/ J. Frances  /s/ D. Rush
                                     ----------------------------------
                                     Oppenheim Vermogenstreuhand GmbH


                                     /s/ Klaus Neugebauer
                                     ----------------------------------
                                     Dr. Klaus Neugebauer

                Fourth Amendment to Registration Rights Agreement

     This Fourth Amendment to the Registration Rights Agreement dated as of November 3, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "COMPANY"), and the Purchasers listed on Schedule A thereto, as amended by the Consent and Amendment dated as of November 18, 1993, as amended by the Amendment to Registration Rights Agreement dated as of May 18, 1994, as amended by the Second Amendment to the Registration Rights Agreement dated March 1, 1995 as further amended by the Third Amendment to the Registration Rights Agreement dated as of October 26, 1995 (the "REGISTRATION RIGHTS AGREEMENT"), is dated as of July ___, 1996 (the "FOURTH AMENDMENT") by and among the Company and the holders (the "HOLDERS") of at least 51% of the Registrable Shares, as such term is defined in the Registration Rights Agreement.

     WHEREAS, pursuant to the Registration Rights Agreement, the Company has granted certain registration rights to the Holders (the "REGISTRATION RIGHTS"); and

     WHEREAS, in connection with the purchase of shares of the Company's Class G Preferred Stock, $1.00 par value per share (the "CLASS G PREFERRED STOCK") by the Purchasers (the "PURCHASERS") listed on SCHEDULE A thereto, the Company and the Holders desire to amend the Registration Rights Agreement to include the Class G Preferred Stock purchased by the Purchasers as Registrable Shares under the Registration Rights Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1    AMENDMENT OF REGISTRATION RIGHTS AGREEMENT. The Registration Rights
Agreement is hereby amended as follows:

     1.1 Section 1(a) of the Registration Rights Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

     "SHARES" shall mean the shares of Class B Preferred Stock purchased pursuant to the Class B Purchase Agreement, the shares of Class C Preferred Stock purchased pursuant to the Class C Purchase Agreement, the shares of Class D Preferred Stock purchased pursuant to the Class D Purchase Agreement, the shares of Class E Preferred Stock purchased pursuant to the Class E Preferred Stock Purchase Agreement, the shares of Class F Preferred Stock purchased pursuant to the Class F Preferred Stock Purchase Agreement and the shares of Class G Preferred Stock purchased pursuant to the Class G Preferred Stock Purchase Agreement, collectively.

     1.2 The term "REGISTRABLE SHARES", as defined in Section 1(b) of the Registration Rights Agreement, is hereby amended to include (i) any shares of Common Stock, $.01 par value per share, of the Company issued or issuable upon any Conversion of the Class G Preferred Stock, (ii) any shares of Common Stock issuable to the holder of Class G Preferred Stock pursuant to any preemptive rights of the holder of such Class G Preferred Stock (unless such shares are subject to an agreement with the Company granting registration rights to the holder thereof on terms no less favorable to the Holders (as defined in the Registration Rights Agreement) than those contained in the Registration Rights Agreement) and (iii) any other shares of Common Stock issued with respect to the shares enumerated in clauses (i) and (ii) above by reason of stock dividends, stock splits, recapitalizations, reorganization, or similar corporate action.

     1.3 Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.

2    MISCELLANEOUS.

     2.1 GOVERNING LAW. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

     2.2 HEADINGS. The headings contained in this Fourth Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Fourth Amendment.

     2.3 COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company, the Holders and the Purchasers have each caused this Fourth Amendment to Registration Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                       TRANSKARYOTIC THERAPIES, INC.


                                        /s/ Richard F. Selden
                                       ------------------------------------
                                       By:
                                       Title: President and CEO


                                       HOLDERS


                                       HOECHST MARION ROUSSEL, INC.


                                        /s/ Charles W. Dalton
                                       ------------------------------------
                                       By:
                                       Title: V.P.


                                       WARBURG PINCUS CAPITAL COMPANY, L.P.


                                       By: Warburg Pincus & Co., General Partner

                                       By: /s/ James E. Thomas
                                           --------------------------------

                                       Title: Partner


                                       H&Q HEALTHCARE INVESTORS


                                       By: /s/ Alan Carr
                                           --------------------------------

                                       Title: President


                                       H&Q LIFE SCIENCES INVESTORS


                                       By: /s/ Alan Carr
                                           --------------------------------

                                       Title: President

                                       H&Q VENTURE INVESTORS


                                       By:
                                          ---------------------------------

                                       Title:
                                             ------------------------------


                                       KTK PARTNERS LIMITED PARTNERSHIP

                                       By: Medical Portfolio Management, Inc. as
                                           General Partner

                                       By: /s/ Elline Hildebrandt
                                           --------------------------------

                                       Title: Vice President



                                       PURCHASERS:

                                       BIOTECH TARGET, S.A.

                                       By: /s/ Hans Jorge Graf
                                           --------------------------------

                                       Title:
                                             ------------------------------


                                       By:  /s/ Andreas Bremer
                                           --------------------------------

                                       Title:
                                             ------------------------------